Dated: 7-6-99


                      [R-TEC TECHNOLOGIES, INC. LETTERHEAD]


                                  July 6, 1999


VIA FACSIMILE * (352) 336-0505*/REGULAR MAIL

Bruce Brashear, Esq.
Brashear & Associates
926 N.W. 13th Street
Gainesville, FL 32601

Dear Mr. Brashear:

     This letter will confirm our conversation with regard to the Companys payment the undersigned's salaries. To the extent that proceeds from the offering are insufficient to pay those salaries, such will be deferred until there are sufficient corporate funds available.


                                     ___________________________
                                     MARC M. SCOLA
                                     V.P. and General Counsel



                                     ___________________________
                                     PHILLIP LACQUA
                                     President



                                     ____________________________
                                     NANCY VITOLO
                                     Secretary and V.P.